Exhibit 99.1
1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Contact:

Liz Sharp, VP, Investor Relations

lsharp@aob.com

(573) 303-4620

American Outdoor Brands, Inc. Reports

Fourth Quarter and Full Fiscal 2024 Financial Results

•
FY24 Net Sales $201.1 Million – Up 5.2%
•
FY24 Gross Margin 44.0%
•
FY24 Traditional Channel Sales $116.8 Million
•
FY24 E-Commerce Channel Sales $84.3 Million
•
FY24 Operating Cash Flow $24.5 Million

COLUMBIA, Mo., June 27, 2024 – American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT), an industry leading provider of products and accessories for rugged outdoor enthusiasts, today announced financial results for the fourth quarter and full year fiscal 2024 ended April 30, 2024.

Full Year Fiscal 2024 Financial Highlights

•
Full year net sales were $201.1 million, an increase of $9.9 million, or 5.2%, compared with net sales of $191.2 million for the prior year. Strong growth in traditional channel net sales of 12.3% was partially offset by a slight decrease in e-commerce channel net sales of 3.3%.
•
Full year GAAP gross margin was 44.0%, compared to 46.1% for the prior year. Full year non-GAAP gross margin was 44.5%, compared to 46.2% for the prior year. Gross margin was impacted by the amortization in the second half of fiscal 2024 of tariff and freight costs stemming from higher inventory purchases that occurred in the first half of fiscal 2024, higher promotional product discounts, as well as an immaterial adjustment to a tariff drawback claim submitted in fiscal 2022. For a detailed reconciliation, see the schedules that follow in this release.
•
Full year GAAP net loss was $12.2 million, or ($0.94) per diluted share, compared with a GAAP net loss of $12.0 million, or ($0.90) per diluted share, last year.
•
Full year non-GAAP net income was $4.3 million, or $0.32 per diluted share, compared with non-GAAP net income of $6.6 million, or $0.48 per diluted share, for the prior year. GAAP to non-GAAP adjustments for net income exclude acquired intangible amortization, stock compensation, technology implementation, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

•
Full year Adjusted EBITDAS was $9.8 million, or 4.9% of net sales, compared with Adjusted EBITDAS of $12.8 million, or 6.7% of net sales, for the prior year. For a detailed reconciliation, see the schedules that follow in this release.

Fourth Quarter Fiscal 2024 Financial Highlights

•
Quarterly net sales were $46.3 million, an increase of $4.1 million, or 9.7%, compared with net sales of $42.2 million for the comparable quarter last year. Growth in traditional channel net sales of 26.3% was partially offset by a decline in e-commerce net sales of 9.6%.
•
Quarterly GAAP gross margin was 41.9%, compared with quarterly gross margin of 45.2% for the comparable quarter last year. Quarterly non-GAAP gross margin was 44.3%, compared with 45.2% for the comparable quarter last year. Gross margin was impacted by the amortization of tariff and freight costs stemming from higher inventory purchases that occurred in the first half of fiscal 2024, higher promotional product discounts, as well as an immaterial adjustment to a tariff drawback claim submitted in fiscal 2022. For a detailed reconciliation, see the schedules that follow in this release.
•
Quarterly GAAP net loss was $5.3 million, or ($0.42) per diluted share, compared with GAAP net loss of $3.8 million, or ($0.29) per diluted share, for the comparable quarter last year.
•
Quarterly non-GAAP net loss was $45,000, or $0.00 per diluted share, compared with non-GAAP net income of $793,000, or $0.06 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for net income exclude acquired intangible amortization, stock compensation, technology implementation, and other costs. For a detailed reconciliation, see the schedules that follow in this release.
•
Quarterly non-GAAP Adjusted EBITDAS was $1.0 million, or 2.2% of net sales, compared with $1.8 million, or 4.3% of net sales, for the comparable quarter last year. For a detailed reconciliation, see the schedules that follow in this release.

Brian Murphy, President and Chief Executive Officer, said, “I am very pleased with our performance for fiscal 2024, a year in which we delivered year-over-year net sales growth that exceeded our expectations and achieved several strategic milestones which, we believe, position our company and our brands well for the future. Innovation remains core to our strategy, and in fiscal 2024, innovation helped drive growth by allowing us to forge strong relationships with our consumers and retailers and expand our access to new markets. Our results were especially notable given the environment of consumer uncertainty that characterized fiscal 2024.”

“Net sales in the year grew more than 5%, reflecting growth in our outdoor lifestyle category of 6.9% and growth in our shooting sports category of 3.2%. Overall growth was supported by new product launches across a number of our brands including BUBBA, Caldwell, Grilla, and Hooyman. In fact, new products generated over 23% of our net sales in fiscal 2024. In addition, throughout the year, we remained focused on ensuring that our brands were increasingly accessible to a broader audience of consumers, both in store and online. We expanded MEAT! Your Maker meat processing equipment into the retail channel in 2024, and positioned Grilla outdoor cooking products for retail entry in fiscal 2025 – providing new audiences for these popular consumer brands. We also expanded our presence in Canada during the year, bringing more of our exciting outdoor brands to Canadian consumers. On a combined basis, these actions helped deliver fiscal 2024 growth in our traditional sales channel of more than 12%,

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

and growth in our international sales channel of more than 35%. They also position us well for fiscal 2025 and beyond, as we expect that both traditional and online retailers will continue to seek out strong and innovative brands to help drive consumer foot traffic and deliver an enhanced consumer experience,” concluded Murphy.

Andrew Fulmer, Chief Financial Officer, said, “In fiscal 2024, we grew our business, invested in our future, and demonstrated disciplined capital management. We delivered net sales growth, strengthened our balance sheet, lowered our product inventories both internally and within the channel, and continued to return cash to stockholders through our share repurchase program. We ended the year with $29.7 million in cash and no debt after paying down our line of credit to zero and repurchasing $6.0 million of our common stock during the year. At the same time, we invested in our future growth and profitability by expanding our lease agreement at our Columbia, Missouri headquarters and distribution facility, providing us with capacity for future organic growth and acquisitions, as well as operational efficiencies. We believe our results demonstrate that our brands and our company remain well positioned to deliver growth in both net sales and profitability in fiscal 2025.”

Conference Call and Webcast

The Company will host a conference call and webcast today, June 27, 2024, to discuss its fourth quarter and full year fiscal 2024 financial and operational results. Speakers on the conference call will include Brian Murphy, President and Chief Executive Officer, and Andrew Fulmer, Chief Financial Officer. The conference call may include forward-looking statements and a discussion of non-GAAP financial measures. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (833) 630-1956 and ask to join the American Outdoor Brands call. No RSVP is necessary. The conference call audio webcast can also be accessed live on the Company's website at www.aob.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income” and “Adjusted EBITDAS” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. From time to time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) stock compensation, (iii) facility consolidation costs, (iv) technology implementation, (v) acquisition costs, (vi) stockholder cooperation agreement costs, (vii) income tax adjustments, (viii) interest expense, (ix) income tax expense, (x) tariff drawback adjustment, and (xi) depreciation and amortization; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company’s financial condition and results of operations. The Company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

About American Outdoor Brands, Inc.

American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT) is an industry leading provider of outdoor products and accessories, including hunting, fishing, camping, shooting, outdoor cooking, and personal security and defense products, for rugged outdoor enthusiasts. The Company produces innovative, high quality products under brands including BOG®; BUBBA®; Caldwell®; Crimson Trace®; Frankford Arsenal®; Grilla Grills®; Hooyman®; Imperial®; LaserLyte®; Lockdown®; MEAT!TM; Old Timer®; Schrade®; Tipton®; Uncle Henry®; ust®; and Wheeler®. For more information about all the brands and products from American Outdoor Brands, Inc., visit aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this press release, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this press release include our belief that our company and brands are positioned well for the future; our expectation that both traditional and online retailers will seek out strong and innovative brands to help drive consumer foot traffic and deliver an enhanced consumer experience; our belief that our company remains well positioned to deliver growth in both net sales and profitability in fiscal 2025. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, potential disruptions in our ability to source the materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products; economic, social, political, legislative, and regulatory factors; lawsuits and their effect on us; inventory levels, both internally and in the distribution channel, in excess of demand; natural disasters, pandemics, seasonality, news events, political events, and consumer tastes; future investments for capital expenditures; future products and product development; the features, quality, and performance of our products; the success of our strategies and marketing programs; our market share and factors that affect our market share; liquidity and anticipated cash needs and availability; the supply, availability, and costs of materials and components and related tariffs; our ability to maintain and enhance brand recognition and reputation; risks associated with the distribution of our products and overall availability of labor; and other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2024.

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	As of:
	April 30,2024	April 30, 2023
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$29,698	$21,950
Accounts receivable, net of allowance for credit losses of $133 on April 30, 2024 and $125 on April 30, 2023	25,728	26,846
Inventories	93,315	99,734
Prepaid expenses and other current assets	6,410	7,839
Income tax receivable	223	1,251
Total current assets	155,374	157,620
Property, plant, and equipment, net	11,038	9,488
Intangible assets, net	40,217	52,021
Right-of-use assets	33,564	24,198
Other assets	404	260
Total assets	$240,597	$243,587
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$14,198	$11,544
Accrued expenses	9,687	8,741
Accrued payroll and incentives	4,167	1,813
Lease liabilities, current	1,331	904
Total current liabilities	29,383	23,002
Notes and loans payable	—	4,623
Lease liabilities, net of current portion	33,289	24,064
Other non-current liabilities	—	34
Total liabilities	62,672	51,723
Commitments and contingencies
Equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding on April 30, 2024 and 2023	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 14,701,280 shares issued and 12,797,865 shares outstanding on April 30, 2024 and 14,447,149 shares issued and 13,233,151 shares outstanding on April 30, 2023	15	14
Additional paid in capital	277,107	272,784
Retained deficit	(74,623)	(62,375)
Treasury stock, at cost (1,903,415 shares on April 30, 2024 and 1,213,998 shares on April 30, 2023)	(24,574)	(18,559)
Total equity	177,925	191,864
Total liabilities and equity	$240,597	$243,587

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	For the Three Months Ended April 30,		For the Years Ended April 30,
	2024	2023	2024	2023
	(Unaudited)
Net sales	$46,299	$42,203	$201,099	$191,209
Cost of sales	26,915	23,129	112,673	103,145
Gross profit	19,384	19,074	88,426	88,064
Operating expenses:
Research and development	1,785	1,474	6,851	6,361
Selling, marketing, and distribution	13,117	11,565	55,050	51,791
General and administrative	9,988	10,038	39,022	42,612
Total operating expenses	24,890	23,077	100,923	100,764
Operating loss	(5,506)	(4,003)	(12,497)	(12,700)
Other (expense)/income, net:
Other (expense)/income, net	(4)	136	140	1,188
Interest income/(expense), net	110	(120)	39	(761)
Total other (expense)/income, net	106	16	179	427
Loss from operations before income taxes	(5,400)	(3,987)	(12,318)	(12,273)
Income tax benefit	(98)	(151)	(70)	(249)
Net loss	$(5,302)	$(3,836)	$(12,248)	$(12,024)
Net loss per share:
Basic	$(0.42)	$(0.29)	$(0.94)	$(0.90)
Diluted	$(0.42)	$(0.29)	$(0.94)	$(0.90)

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended April 30,
	2024	2023
	(In thousands)
Cash flows from operating activities:
Net loss	$(12,248)	$(12,024)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	16,101	16,511
Loss on sale/disposition of assets	7	94
Provision for credit losses on accounts receivable	8	(11)
Stock-based compensation expense	4,075	4,050
Changes in operating assets and liabilities:
Accounts receivable	1,110	2,044
Inventories	6,419	21,949
Accounts payable	2,873	(1,308)
Accrued liabilities	3,300	(1,085)
Other	2,846	486
Net cash provided by operating activities	24,491	30,706
Cash flows from investing activities:
Payments to acquire patents and software	(1,340)	(3,555)
Proceeds from sale of property and equipment	131	30
Payments to acquire property and equipment	(4,767)	(1,301)
Net cash used in investing activities	(5,976)	(4,826)
Cash flows from financing activities:
Payments on notes and loans payable	(5,000)	(20,170)
Payments to acquire treasury stock	(6,015)	(3,534)
Cash paid for debt issuance costs	—	(88)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	671	656
Payment of employee withholding tax related to restricted stock units	(423)	(315)
Net cash used in financing activities	(10,767)	(23,451)
Net increase in cash and cash equivalents	7,748	2,429
Cash and cash equivalents, beginning of period	21,950	19,521
Cash and cash equivalents, end of period	$29,698	$21,950
Supplemental disclosure of cash flow information
Cash paid for:
Interest	$307	$761
Income taxes (net of refunds)	$(978)	$(73)

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES (In thousands, except per share data) (Unaudited)
	For the Three Months Ended April 30,			For the Years Ended April 30,
	2024		2023	2024		2023

GAAP gross profit	$19,384		$19,074	$88,426		$88,064
Facility consolidation costs	—		—	—		356
Tariff drawback adjustment	1,113		—	1,113		—
Non-GAAP gross profit	$20,497		$19,074	$89,539		$88,420

GAAP operating expenses	$24,890		$23,077	$100,923		$100,764
Amortization of acquired intangible assets	(2,960)		(3,074)	(11,842)		(12,298)
Stock compensation	(1,005)		(1,150)	(4,075)		(4,050)
Facility consolidation costs	—		(26)	—		(510)
Technology implementation	—		(553)	(465)		(2,138)
Acquisition costs	—		—	—		(47)
Stockholder cooperation agreement costs	—		—	—		(1,177)
Other	(264)		—	(468)		—
Non-GAAP operating expenses	$20,661		$18,274	$84,073		$80,544

GAAP operating loss	$(5,506)		$(4,003)	$(12,497)		$(12,700)
Amortization of acquired intangible assets	2,960		3,074	11,842		12,298
Stock compensation	1,005		1,150	4,075		4,050
Facility consolidation costs	—		26	—		866
Technology implementation	—		553	465		2,138
Tariff drawback adjustment	1,113		—	1,113		—
Acquisition costs	—		—	—		47
Stockholder cooperation agreement costs	—		—	—		1,177
Other	264		—	468		—
Non-GAAP operating (loss)/ income	$(164)		$800	$5,466		$7,876

GAAP net loss	$(5,302)		$(3,836)	$(12,248)		$(12,024)
Amortization of acquired intangible assets	2,960		3,074	11,842		12,298
Stock compensation	1,005		1,150	4,075		4,050
Facility consolidation costs	—		26	—		866
Technology implementation	—		553	465		2,138
Tariff drawback adjustment	1,113		—	1,113		—
Acquisition costs	—		—	—		47
Stockholder cooperation agreement costs	—		—	—		1,177
Other	264		—	468		—
Income tax adjustments	(85)		(174)	(1,369)		(1,993)
Non-GAAP net (loss)/income	$(45)		$793	$4,346		$6,559

GAAP net loss per share - diluted	$(0.42)		$(0.29)	$(0.94)		$(0.90)
Amortization of acquired intangible assets	0.23		0.23	0.91		0.92
Stock compensation	0.08		0.09	0.31		0.30
Facility consolidation costs	—		—	—		0.06
Technology implementation	—		0.04	0.03		0.16
Tariff drawback adjustment	0.09		—	0.09		—
Acquisition costs	—		—	—		—
Stockholder cooperation agreement costs	—		—	—		0.09
Other	0.02		—	0.04		—
Income tax adjustments	(0.01)		(0.01)	(0.11)		(0.15)
Non-GAAP net income per share - diluted	$-	(a)	$0.06	$0.32	(a)	$0.48

(a) Non-GAAP net income per share does not foot due to rounding.

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited)

	For the Three Months Ended April 30,		For the Years Ended April 30,
	2024	2023	2024	2023
GAAP net loss	$(5,302)	$(3,836)	$(12,248)	$(12,024)
Interest (income)/expense	(110)	120	(39)	761
Income tax benefit	(98)	(151)	(70)	(249)
Depreciation and amortization	4,157	3,933	16,005	16,048
Stock compensation	1,005	1,150	4,075	4,050
Technology implementation	—	553	465	2,138
Acquisition costs	—	—	—	47
Tariff drawback adjustment	1,113	—	1,113	—
Facility consolidation costs	—	26	—	866
Stockholder cooperation agreement costs	—	—	—	1,177
Other	264	—	468	—
Non-GAAP Adjusted EBITDAS	$1,029	$1,795	$9,769	$12,814